UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

CIIG CAPITAL PARTNERS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40802	86-1477978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 29th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CIIGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CIIG	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CIIGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on April 12, 2023, CIIG Capital Partners II, Inc., a Delaware corporation (“CIIG II”), adjourned, without conducting any business, its special meeting of stockholders (the “Special Meeting”) being held in connection with the proposed business combination (the “Business Combination”) contemplated by the definitive merger agreement, dated November 22, 2022, by and among CIIG II, Zapp Electric Vehicles Group Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Pubco”), Zapp Electric Vehicles Limited, a private company limited by shares registered in England and Wales (“Zapp”) and the other parties thereto. The Business Combination is described in further detail in the definitive proxy statement filed by CIIG II with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2023 (the “Proxy Statement”) and incorporated herein by reference.

On April 14, 2023, CIIG II reconvened the Special Meeting. Present at the Special Meeting were holders of 27,835,536 shares of common stock, par value $0.0001 per share, of CIIG II (“Common Stock”), in person or by proxy, representing approximately 77% of the voting power of the Common Stock as of February 13, 2023, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 35,937,500 shares of Common Stock issued and outstanding.

At the Special Meeting, CIIG II’s stockholders voted on and approved the Business Combination Proposal and the Stockholder Adjournment Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal required the affirmative vote of the holders of at least a majority of all then outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. The approval of the Stockholder Adjournment Proposal required the affirmative vote of the holders of at least a majority of the shares of Common Stock that are voted thereon at the Special Meeting.

Set forth below are the final voting results for each of the proposals:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
25,816,544	2,018,992	0

Stockholder Adjournment Proposal

The Stockholder Adjournment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
26,070,652	1,764,884	0

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed Business Combination between Zapp, CIIG II and Pubco, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated growth in the industry in which Zapp operates and anticipated growth in demand for Zapp’s products, projections of Zapp’s future financial results and possible growth opportunities for Zapp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG II’s securities, (ii) the risk that the transaction may not be completed by CIIG II’s business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, (iv) the risk that CIIG II may not have sufficient funds to consummate the Business Combination, (v) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on Zapp’s business relationships, performance, and business generally, (viii) risks that the proposed Business Combination disrupts current plans of Zapp or diverts management’s attention from Zapp’s ongoing business operations and potential difficulties in Zapp’s employee retention as a result of the proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Zapp, Pubco, CIIG II or their respective directors or officers related to the proposed Business Combination, (x) the ability of Pubco, CIIG II or a successor thereto to maintain the listing of its securities on Nasdaq, (xi) volatility in the price of the securities of Pubco, CIIG II or a successor thereto due to a variety of factors, including changes in the competitive and highly regulated industries in which Zapp plans to operate, variations in performance across competitors, changes in laws and regulations affecting Zapp’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive electric vehicle industry, (xiv) the ability of Zapp to build the Zapp brand and consumers’ recognition, acceptance and adoption of the Zapp brand, (xv) the risk that Zapp may be unable to develop and manufacture electric vehicles of sufficient quality and on schedule and scale, that would appeal to a large customer base, (xvi) the risk that Zapp has a limited operating history, has not yet released a commercially available electric vehicle and does not have experience manufacturing or selling a commercial product at scale and (xvii) the risk that Zapp may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Pubco’s registration statement on Form F-4, CIIG II’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed by Pubco, CIIG II or a successor thereto from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K represent the views of Zapp, Pubco and CIIG II as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements. Zapp, Pubco and CIIG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Zapp, Pubco nor CIIG II gives any assurance that Zapp, Pubco or CIIG II will achieve its expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by Zapp, Pubco or CIIG II or any other person that the events or circumstances described in such statement are material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023

CIIG CAPITAL PARTNERS II, INC.

	By:	/s/ Gavin Cuneo
	Name:	Gavin Cuneo
	Title:	Co-Chief Executive Officer